UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 15, 2021

Date of Report

(Date of earliest event reported)

BIMI international medical inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50155	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3601, Building A, Harbour View Place, No. 2 Wuwu Road, Zhongshan District, Dalian, Liaoning Province, P. R. China, 116000
(Address of principal executive offices and zip code)

(86) 0411 8220 9211
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	NASDAQ Capital Market

This Current Report on Form 8-K is incorporated by reference into the registrant’s Registration Statement on Form S-1 File No. 333-257479.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors of BIMI International Medical Inc. (the “Company”) appointed Ms. Yanhong (Amy) Xue to be the Company’s Chief Financial Officer, effective July 15, 2021. The Company entered into an employment agreement (the “Employment Agreement”) specifying the terms of Mr. Xue’s employment with the Company. Ms. Xue’s compensation shall consist of an annual base salary of $300,000. She may also be entitled to termination payments and benefits as described under the Employment Agreement, which is filed herewith as Exhibit 10.1.

Ms. Xue is a CPA and ACCA certified accountant with close to 15 years of accounting and finance experience in the U.S. Prior to her appointment as the Company’s CFO, she was the CFO of iFresh, Inc. (NASDAQ: IFMK) between March 2020 and June 2021. She has also served as the CFO of Goldenbridge Acquisition Ltd. (Nasdaq:GBRG) since March 2020. From July 2018 to March 2020, she was the CFO of XT Energy Group, Inc. (OTCQB: XTEG). Ms. Xue has been the Audit Committee Chairwoman of MingZhu Logistics Holdings Limited (Nasdaq:YGMZ) since September 2020. She has been a partner of Capital Market Accounting Services at Wall Street CPA Services, LLC since November 2010, providing accounting consulting services to public companies listed in US. From September 2007 to October 2010, she worked as a Senior Manager at Acquavella, Chiarelli, Shuster, Berkower & Co., LLP, focusing on SEC audit, SOX 404 Audit and financial statements reporting.

On July 19, 2021, the Company issued a press release announcing its appointment of Ms. Xue as the new CFO. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description
10.1	Employment Agreement dated July 15
99.1	Press Release dated July 19, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 19, 2021	BIMI International Medical Inc.
(Registrant)

	By:	/s/ Tiewei Song
Tiewei Song
Chief Executive Officer

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